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                                                                    EXHIBIT 10.6

[ACNIELSEN LOGO]

PABLO SANCHEZ

Gerente de Marketing

18 de Febrero de 2003

CONSENT

We hereby consent to use of our market share information from our "ACNielesen Retail lndex for Beer Category", based on ACNielsen distribution channels from years 2000 to 2002 in Arica to Puerto Montt within cities of more than 30.000 inhabitants, on Form 20-F of Quilmes Industrial (Quinsa) Societe Anonyme. We further consent to the use of our name in such Form 20-F and to the filing of this consent as an exhibit thereto.

[ILLEGIBLE]
Maria Paz Roman
ACNielsen Chile S.A.

ACNIELSEN CHILE S.A.
Tajamar 183- Piso 8                               [a VNU BUSINESS LOGO]
Las Condes. Santiago, CHILE
Tel 562.463-2700
Fax 562.463-2800
http://acnielsen.com